Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D and any amendments to it with respect to the 133,647,102 Ordinary Shares, par value $0.002 per share, of AEI, and further agree that this Joint Filing Agreement be included as an Exhibit to those joint filings.

[Signature Page Follows]

In witness whereof, the undersigned hereby execute this Amendment this 23rd day of October, 2009.

ASHMORE GROUP PLC By: /s/ Craig Webster Name: Craig Webster Title: Authorized Signatory

ASHMORE INVESTMENT MANAGEMENT LIMITED By: /s/ Craig Webster Name: Craig Webster Title: Authorized Signatory

ASHMORE INVESTMENTS (UK) LIMITED By: /s/ Craig Webster Name: Craig Webster Title: Authorized Signatory

ASHMORE MANAGEMENT COMPANY LIMITED By: /s/ Victor Holmes Name: Victor Holmes Title: Director

ASHMORE GLOBAL SPECIAL SITUATIONS FUND
2 LIMITED

By: Northern Trust (Guernsey) Limited as custodian for
and on behalf of Ashmore Global Special Situations
Fund 2 Limited

By:      /s/ Lucy Wallace           /s/ Sarah Brouard

Name: Lucy Wallace                Sarah Brouard

Title:  Authorised Signatory   Authorised Signatory

ASHMORE GLOBAL SPECIAL SITUATIONS FUND
3 LIMITED PARTNERSHIP

By: Northern Trust (Guernsey) Limited as custodian for
and on behalf of Ashmore Global Special Situations
Fund 3 Limited Partnership

By:      /s/ Lucy Wallace           /s/ Sarah Brouard

Name: Lucy Wallace                Sarah Brouard

Title:  Authorised Signatory   Authorised Signatory

ASHMORE GLOBAL SPECIAL SITUATIONS FUND
4 LIMITED PARTNERSHIP

By: Northern Trust (Guernsey) Limited as custodian for
and on behalf of Ashmore Global Special Situations
Fund 4 Limited Partnership

By:      /s/ Lucy Wallace           /s/ Sarah Brouard

Name: Lucy Wallace                Sarah Brouard

Title:  Authorised Signatory   Authorised Signatory

ASHMORE GLOBAL SPECIAL SITUATIONS FUND
5 LIMITED PARTNERSHIP

By: Northern Trust (Guernsey) Limited as custodian for
and on behalf of Ashmore Global Special Situations
Fund 5 Limited Partnership

By:      /s/ Lucy Wallace           /s/ Sarah Brouard

Name: Lucy Wallace                Sarah Brouard

Title:  Authorised Signatory   Authorised Signatory

ASSET HOLDER PCC LIMITED IN RESPECT OF
ASHMORE EMERGING MARKETS LIQUID
INVESTMENT PORTFOLIO

By: Northern Trust (Guernsey) Limited as custodian for
and on behalf of Asset Holder PCC Limited in Respect
of Ashmore Emerging Markets Liquid Investment
Portfolio

By:      /s/ Lucy Wallace           /s/ Sarah Brouard

Name: Lucy Wallace                Sarah Brouard

Title:  Authorised Signatory   Authorised Signatory

ASHMORE EMERGING MARKETS GLOBAL
INVESTMENT PORTFOLIO LIMITED

By: Northern Trust (Guernsey) Limited as custodian for
and on behalf of Ashmore Emerging Markets Global
Investment Portfolio Limited

By:      /s/ Lucy Wallace           /s/ Sarah Brouard

Name: Lucy Wallace                Sarah Brouard

Title:  Authorised Signatory   Authorised Signatory

ASHMORE GROWING MULTI STRATEGY FUND LIMITED

By: Northern Trust (Guernsey) Limited as custodian for
and on behalf of Ashmore Growing Multi Strategy Fund
Limited

By:      /s/ Lucy Wallace           /s/ Sarah Brouard

Name: Lucy Wallace                Sarah Brouard

Title:  Authorised Signatory   Authorised Signatory

ASHMORE GLOBAL OPPORTUNITIES LIMITED

By: Northern Trust (Guernsey) Limited as custodian fo
r and on behalf of Ashmore Global Opportunities Limited

By:      /s/ Lucy Wallace           /s/ Sarah Brouard

Name: Lucy Wallace                Sarah Brouard

Title:  Authorised Signatory   Authorised Signatory

ASHMORE EMERGING MARKETS DEBT AND
CURRENCY FUND

By: Northern Trust (Guernsey) Limited as custodian for
and on behalf of Ashmore Emerging Markets Debt and
Currency Fund

By:      /s/ Lucy Wallace           /s/ Sarah Brouard

Name: Lucy Wallace                Sarah Brouard

Title:  Authorised Signatory   Authorised Signatory

ASHMORE SICAV EMERGING MARKETS DEBT
FUND

By: Northern Trust Global Services Limited, London
(Royaume-Uni) Luxembourg Branch as custodian for
and on behalf of Ashmore SICAV in respect of
Ashmore SICAV Emerging Markets Debt Fund

By:       /s/ Kim Martin

Name: Kim Martin

Title:   Vice President

EMDCD LTD.

By: Northern Trust Company, London Branch, as
custodian for and on behalf of EMDCD Ltd.

By:       /s/ Kim Martin

Name: Kim Martin

Title:   Vice President

FCI LTD.

By:       /s/ Martin Lang

Name: Martin Lang

Title:   Director

ASHMORE CAYMAN SPC NO. 3 LIMITED ON
BEHALF OF AND FOR THE ACCOUNT OF AEI
SEGREGATED PORTFOLIO

By:       /s/ Sarah Kelly

Name: Sarah Kelly FCCA

Title:  Director